Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JUNE, 1999



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.1892%



        Excess Protection Level
          3 Month Average  5.96%
          June, 1999  5.20%
          May, 1999  7.53%
          April, 1999  5.13%


        Cash Yield                                  17.46%


        Investor Charge Offs                        5.06%


        Base Rate                                   7.19%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $ 44,380,968,357.42


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,888,448,838.93